Execution Version 4152-4364-6006.3 OPORTUN PLW TRUST SECOND AMENDMENT TO THE LOAN AND SECURITY AGREEMENT This SECOND AMENDMENT TO THE LOAN AND SECURITY AGREEMENT, dated as of March 25, 2022 (this “Amendment”), is entered into among OPORTUN PLW TRUST, as borrower (the “Borrower”), OPORTUN PLW DEPOSITOR, LLC, as the depositor (the “Depositor”), OPORTUN, INC., as seller (the “Seller”), the various financial institutions party hereto, as lenders (in such capacity, each, a “Lender” and collectively, the “Lenders”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent (in such capacity, the “Collateral Agent”), as paying agent (in such capacity, the “Paying Agent”), as securities intermediary (in such capacity, the “Securities Intermediary”) and as depositary bank (in such capacity, the “Depositary Bank”). RECITALS WHEREAS, the Borrower, the Depositor, the Seller, the Lenders, the Collateral Agent, the Paying Agent, the Securities Intermediary and the Depositary Bank have previously entered into that certain Loan and Security Agreement, dated as of September 8, 2021 (as amended, modified or supplemented prior to the date hereof, the “Loan Agreement”); WHEREAS, concurrently herewith, the Borrower and the Lenders are entering into that certain Consent, dated as of the date hereof; and WHEREAS, in accordance with Section 10.1 of the Loan Agreement, the parties desire to amend the Loan Agreement as provided herein. NOW, THEREFORE, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each party hereto agrees as follows: ARTICLE I DEFINITIONS SECTION 1.01. Defined Terms Not Defined Herein. All capitalized terms used herein that are not defined herein shall have the meanings assigned to them in, or by reference in, the Loan Agreement. ARTICLE II AMENDMENTS TO THE LOAN AGREEMENT SECTION 2.01. Amendments. The Loan Agreement is hereby amended to incorporate the changes reflected on the marked pages of the Loan Agreement attached hereto as Schedule I, with a conformed copy of the amended Loan Agreement attached hereto as Schedule II. Schedule II to this exhibit has been omitted pursuant to Item 601(a)(5) of Regulation S-K. 2 4152-4364-6006.3 ARTICLE III REPRESENTATIONS AND WARRANTIES SECTION 3.01. Representations and Warranties. Each of the Seller, the Depositor and the Borrower hereby represents and warrants to each Lender, the Collateral Agent, the Paying Agent, the Securities Intermediary, the Depositary Bank that: (a) Representations and Warranties. Both before and immediately after giving effect to this Amendment, the representations and warranties made by the Seller, the Depositor and Borrower in the Loan Agreement and each of the other Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date). (b) Enforceability. This Amendment and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligation of the Seller, the Depositor and the Borrower enforceable against the Seller, the Depositor and the Borrower in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and by general principles of equity. (c) No Defaults. No Rapid Amortization Event, Event of Default, Servicer Default or Block Event has occurred and is continuing. ARTICLE IV MISCELLANEOUS SECTION 4.01. Ratification of Loan Agreement. As amended by this Amendment, the Loan Agreement is in all respects ratified and confirmed and the Loan Agreement, as amended by this Amendment, shall be read, taken and construed as one and the same instrument. SECTION 4.02. Execution in Counterparts; Electronic Execution. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Each of the parties hereto agrees that this transaction may be conducted by electronic means. Any signature (including, without limitation, (x) any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record and (y) any facsimile or .pdf signature) hereto or to any other certificate, agreement or document related to this transaction, and any contract formation or record-keeping, in each case, through electronic means, shall have the same legal validity and enforceability as a manually executed signature or use of a paper- based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act, and the parties hereto hereby waive any objection to the contrary. Each party agrees, and acknowledges that it is such party’s intent, that if such party signs this Amendment 3 4152-4364-6006.3 using an electronic signature, it is signing, adopting, and accepting this Amendment and that signing this Amendment using an electronic signature is the legal equivalent of having placed its handwritten signature on this Amendment on paper. Each party acknowledges that it is being provided with an electronic or paper copy of this Amendment in a usable format. SECTION 4.03. Recitals. The recitals contained in this Amendment shall be taken as the statements of the Borrower, the Depositor and the Seller, and none of the Collateral Agent, the Paying Agent, the Securities Intermediary or the Depositary Bank assumes any responsibility for their correctness. None of the Collateral Agent, the Paying Agent, the Securities Intermediary or the Depositary Bank makes any representations as to the validity or sufficiency of this Amendment. SECTION 4.04. Rights of the Collateral Agent, the Paying Agent, the Securities Intermediary and the Depositary Bank. The rights, privileges and immunities afforded to the Collateral Agent, the Paying Agent, the Securities Intermediary and the Depositary Bank under the Loan Agreement shall apply hereunder as if fully set forth herein. SECTION 4.05. GOVERNING LAW; JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. SECTION 4.06. Effectiveness. This Amendment shall become effective as of the date hereof upon: (a) receipt by the Collateral Agent and the Paying Agent of an Officer’s Certificate of the Borrower stating that the execution of this Amendment is authorized and permitted by the Transaction Documents and all conditions precedent to the execution of this Amendment have been satisfied; (b) receipt by the Collateral Agent and the Paying Agent of an Opinion of Counsel stating that the execution of this Amendment is authorized and permitted under the Transaction Documents and all conditions precedent to the execution of this Amendment have been satisfied; (c) receipt by the Collateral Agent and the Paying Agent of evidence of the consent of the Borrower and the Lenders to this Amendment; (d) receipt by the Collateral Agent, Paying Agent and the Lenders of counterparts of this Amendment, duly executed by each of the parties hereto; and 4 4152-4364-6006.3 (e) receipt by the Collateral Agent, the Paying Agent and the Lenders of such other instruments, documents, agreements and opinions reasonably requested by the Collateral Agent, the Paying Agent or any of the Lenders prior to the date hereof. SECTION 4.07. Limitation of Liability of Owner Trustee. Notwithstanding anything herein or in any Transaction Document to the contrary, it is expressly understood and agreed by the parties hereto that (i) this Amendment is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as owner trustee (the “Owner Trustee”) of the Borrower, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Borrower is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association in its individual capacity, but made and intended for the purpose of binding only the Borrower, (iii) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenants, either expressed or implied, contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (iv) Wilmington Trust, National Association has made no investigation as to the accuracy or completeness of any representations and warranties made by the Borrower in this Amendment and (v) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Borrower or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Borrower under this Amendment or any other related document. (Signature page follows)

Second Amendment to Loan Agreement (PLW Trust) IN WITNESS WHEREOF, the Borrower, the Depositor, the Seller, the Lenders, the Collateral Agent, the Paying Agent, the Securities Intermediary and the Depositary Bank have caused this Amendment to be duly executed by their respective officers as of the day and year first above written. OPORTUN PLW TRUST, as Borrower By: Wilmington Trust, National Association, not in its individual capacity, but solely as Owner Trustee of the Borrower By:/s/ Drew H. Davis ________________________ Name: Drew H. Davis Title: Vice President OPORTUN PLW DEPOSITOR, LLC, as Depositor By: /s/ Kate Layton Name: Kate Layton Title: Secretary OPORTUN, INC., as Seller By: /s/ Kate Layton Name: Kate Layton Title: Secretary Second Amendment to Loan Agreement (PLW Trust) WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Collateral Agent By: /s/ Drew H. Davis ________________________ Name: Drew H. Davis Title: Vice President WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Paying Agent By: /s/ Drew H. Davis ________________________ Name: Drew H. Davis Title: Vice President WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Securities Intermediary By: /s/ Drew H. Davis ________________________ Name: Drew H. Davis Title: Vice President WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Depositary Bank By: /s/ Drew H. Davis ________________________ Name: Drew H. Davis Title: Vice President Second Amendment to Loan Agreement (PLW Trust) GOLDMAN SACHS BANK USA, as a Committed Lender By: /s/ Charles Johnston Name: Charles Johnston Title: Authorized Signatory Second Amendment to Loan Agreement (PLW Trust) JEFFERIES FUNDING LLC, as a Committed Lender By: /s/ Kirsten Doody Name: Kirsten Doody Title: President

Second Amendment to Loan Agreement (PLW Trust) JPMORGAN CHASE BANK, N.A., as a Committed Lender By: /s/ Gareth Morgan Name:Gareth Morgan Title: Executive Director CHARIOT FUNDING LLC, as a Bank Sponsored Lender By: /s/ Gareth Morgan Name: Gareth Morgan Title: Executive Director Second Amendment to Loan Agreement (PLW Trust) MORGAN STANLEY BANK, N.A., as a Committed Lender By: /s/ Darius Houseal Name: Darius Houseal Title: Authorized Signatory 4152-4364-6006.3 SCHEDULE I Amendments to the Loan Agreement CONFORMED COPY As amended by the Second Amendment to the Loan and Security Agreement, dated as of March 25, 2022 4162-7308-5238.14162-7308-5238.5 LOAN AND SECURITY AGREEMENT among OPORTUN PLW TRUST, as Borrower, OPORTUN PLW DEPOSITOR, LLC, as Depositor, OPORTUN, INC., as Seller, THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY HERETO, as Lenders, and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent, Paying Agent, Securities Intermediary and Depositary Bank dated as of September 8, 2021

TABLE OF CONTENTS

Page

ARTICLE I. DEFINITIONS 1
SECTION 1.1 Certain Defined Terms 1
SECTION 1.2 Other Definitional Provisions 46
ARTICLE II. ADVANCES AND FACILITY LOANS; COLLATERAL 47
SECTION 2.1 Advances 47
SECTION 2.2 Extension of Scheduled Amortization Period Commencement Date 49
SECTION 2.3 Reduction of Maximum Principal Amount 49
SECTION 2.4 Repayments and Prepayments 50
SECTION 2.5 Broken Funding 50
SECTION 2.6 Fees 50
SECTION 2.7 Grant of Security Interest 51
SECTION 2.8 Takeouts 52
SECTION 2.9 Removed Receivables 53
SECTION 2.10 Release of Collateral 53
SECTION 2.11 Temporary Additional Commitment 54
ARTICLE III. CLOSING; COLLECTIONS, ALLOCATIONS AND PAYMENTS; REPORTING ~~54~~55
SECTION 3.1 Closing ~~54~~55
SECTION 3.2 Transactions to be Effected at the Closing ~~54~~55
SECTION 3.3 Rights of Lenders ~~54~~55
SECTION 3.4 Collection of Money 55
SECTION 3.5 Establishment of Accounts ~~55~~56
SECTION 3.6 Collections and Allocations ~~57~~58
SECTION 3.7 Determination of Monthly Interest; LIBOR Notification ~~59~~60
SECTION 3.8 Monthly Payments ~~61~~62
SECTION 3.9 Servicer's Failure to Make a Deposit or Payment ~~63~~64
SECTION 3.10 Determination of One-Month LIBOR ~~64~~65
SECTION 3.11 Distributions ~~66~~67
SECTION 3.12 Monthly Statement ~~66~~67
SECTION 3.13 Borrower Payments 69
SECTION 3.14 Appointment of Paying Agent ~~69~~70
SECTION 3.15 Paying Agent to Hold Money in Trust 70
ARTICLE IV. CONDITIONS PRECEDENT ~~71~~72
SECTION 4.1 Conditions Precedent to Effectiveness ~~71~~72
SECTION 4.2 Conditions Precedent to each Advance ~~74~~75
ARTICLE V. REPRESENTATIONS AND WARRANTIES OF THE SELLER, THE DEPOSITOR AND THE BORROWER ~~74~~75
SECTION 5.1 Representations, Warranties and Covenants of the Seller, the Depositor and the Borrower ~~74~~75

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TABLE OF CONTENTS
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Page

SECTION 5.2	Reaffirmation of Representations and Warranties by the Borrower	82
ARTICLE VI.	COVENANTS	~~82~~83
SECTION 6.1	Money for Payments to be Held in Trust	~~82~~83
SECTION 6.2	Affirmative Covenants of the Borrower	~~82~~83
SECTION 6.3	Negative Covenants of the Borrower	~~87~~88
SECTION 6.4	Further Instruments and Acts	91
SECTION 6.5	Appointment of Successor Servicer	91
SECTION 6.6	Perfection Representations	91
SECTION 6.7	Monthly Statement; Notice of Adverse Effect	~~91~~92
SECTION 6.8	Further Assurances	~~91~~92
SECTION 6.9	Modifications to Transaction Documents	~~91~~92
SECTION 6.10	Expenses	92
SECTION 6.11	Reorganizations and Transfers	~~92~~93
SECTION 6.12	Custodial Acknowledgement Agreement	~~92~~93
ARTICLE VII.	RAPID AMORTIZATION EVENTS; EVENTS OF DEFULT; REMEDIES	~~92~~93
SECTION 7.1	Rapid Amortization Events	~~92~~93
SECTION 7.2	Events of Default	93
SECTION 7.3	Rights of the Collateral Agent Upon Events of Default	~~96~~97
SECTION 7.4	Collection of Indebtedness and Suits for Enforcement by Collateral Agent	~~97~~98
SECTION 7.5	Remedies	99
SECTION 7.6	Waiver of Past Events	100
SECTION 7.7	[Reserved]	100
SECTION 7.8	Unconditional Rights of Lenders to Receive Payment; Withholding Taxes	~~100~~101
SECTION 7.9	Restoration of Rights and Remedies	~~101~~102
SECTION 7.10	The Collateral Agent May File Proofs of Claim	~~101~~102
SECTION 7.11	Priorities	102
SECTION 7.12	Undertaking for Costs	~~102~~103
SECTION 7.13	Rights and Remedies Cumulative	~~102~~103
SECTION 7.14	Delay or Omission Not Waiver	~~102~~103
SECTION 7.15	Control by Lenders	~~v~~103
SECTION 7.16	Waiver of Stay or Extension Laws	~~103~~104
SECTION 7.17	Action on Facility Loans	~~103~~104
SECTION 7.18	Performance and Enforcement of Certain Obligations	~~103~~104
SECTION 7.19	Reassignment of Surplus	~~104~~105
SECTION 7.20	Class B Lender Purchase Option	~~104~~105
ARTICLE VIII.	INDEMNIFICATION	106
SECTION 8.1	Indemnification	106
SECTION 8.2	Increased Costs	~~108~~109

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TABLE OF CONTENTS
(continued)

		Page
SECTION 8.3	Indemnity for Taxes	110
SECTION 8.4	Other Costs, Expenses and Related Matters	~~111~~112
ARTICLE IX.	THE COLLATERAL AGENT	112
SECTION 9.1	Duties of the Collateral Agent	112
SECTION 9.2	Rights of the Collateral Agent	~~115~~116
SECTION 9.3	Collateral Agent Not Liable for Recitals	120
SECTION 9.4	Individual Rights of the Collateral Agent	~~120~~121
SECTION 9.5	Notice of Defaults	~~120~~121
SECTION 9.6	Compensation	~~120~~121
SECTION 9.7	Replacement of the Collateral Agent	121
SECTION 9.8	Successor Collateral Agent by Merger, etc.	~~122~~123
SECTION 9.9	Eligibility: Disqualification.	~~122~~123
SECTION 9.10	Appointment of Co-Collateral Agent or Separate Collateral Agent.	123
SECTION 9.11	[Reserved]	~~124~~125
SECTION 9.12	Taxes	124
SECTION 9.13	[Reserved]	~~124~~125
SECTION 9.14	Suits for Enforcement	~~124~~125
SECTION 9.15	Reports by Collateral Agent to Lenders	125
SECTION 9.16	Representations and Warranties of Collateral Agent	125
SECTION 9.17	The Borrower Indemnification of the Collateral Agent	~~125~~126
SECTION 9.18	Collateral Agent's Application for Instructions from the Borrower	126
SECTION 9.19	[Reserved]	126
SECTION 9.20	Maintenance of Office or Agency	126
SECTION 9.21	Concerning the Rights of the Collateral Agent	~~126~~127
SECTION 9.22	Direction to the Collateral Agent	~~126~~127
ARTICLE X.	MISCELLANEOUS	~~126~~127
SECTION 10.1	Amendments	~~126~~127
SECTION 10.2	Notices	127
SECTION 10.3	No Waiver; Remedies	~~128~~129
SECTION 10.4	Binding Effect; Assignability	129
SECTION 10.5	Confidentiality	~~130~~131
SECTION 10.6	GOVERNING LAW; JURISDICTION	~~130~~131
SECTION 10.7	Wavier of Trial by Jury	~~130~~131
SECTION 10.8	Lending Decision	131
SECTION 10.9	Execution in Counterparts; Electronic Execution	131
SECTION 10.10	No Recourse	~~131~~132
SECTION 10.11	Survival	132
SECTION 10.12	Recourse	132
SECTION 10.13	Waiver of Special Damages	132
SECTION 10.14	Right of Setoff	~~132~~133

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TABLE OF CONTENTS
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Page

SECTION 10.15	Severability	132133
SECTION 10.16	Acknowledgement and Consent to Bail-In of Affected Financial Institutions	132133
SECTION 10.17	Recognition of the U.S. Special Resolution Regimes	133134
SECTION 10.18	Intercreditor Agreement	134
SECTION 10.19	Return of Certain Payments	134135
SECTION 10.20	Entire Agreement	135136
SECTION 10.21	Owner Trustee Limitation of Liability	135136
SECTION 10.22	Multiple Capacities	136

SCHEDULES AND EXHIBITS

Exhibit A	Form Borrowing Notice
Exhibit B	Form of Monthly Statement
Exhibit C	Form of Permitted Takeout Release
Exhibit D	[Reserved]
Exhibit E	Form of Lien Release
Exhibit F	Form Assignment Agreement
Exhibit G	Form of Intercreditor Agreement
Exhibit H	Form Custodial Acknowledgement Agreement
Schedule I	Lenders and Commitments
Schedule II	Perfection Representations, Warranties and Covenants
Schedule III	List of Proceedings
Schedule IV	Place of Business and List of Trade Names

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"Class A Loan Principal" means, on any date of determination and with respect to any Class A Loan, the outstanding principal amount of such Class A Loan.

"Class A Loan Rate" means, with respect to any day, a variable rate per annum equal to the sum of (i) the Benchmark on such day (or if the Alternative Rate applies on such day pursuant to Section 3.10, the Alternative Rate), plus (ii) the Applicable Margin, plus, if applicable, (iii) (x) during the Amortization Period or if a Rapid Amortization Event has occurred (so long as an Event of Default has not occurred), 1.00%, or (y) if an Event of Default has occurred, 3.00%.

"Class A Loans" means the loans funded by the Class A Advances made by the Class A Lenders.

"Class A Maximum Principal Amount" means $~~533,333,333~~553,333,333.33.

"Class A Monthly Interest" has the meaning specified in Section 3.7(a).

"Class A Unused Commitment" means, at any time, and with respect to any Class A Lender, an amount equal to (i) the Commitment of such Class A Lender at such time, minus (ii) the Class A Loan Principal of such Class A Lender's Class A Loan at such time; provided that, with respect to any Committed Lender with a related Bank Sponsored Lender, such Committed Lender and its related Bank Sponsored Lender will be considered together for purposes of this determination.

"Class A Unused Fee" has the meaning specified in the Class A Fee Letter, as notified by the Borrower to the Back-Up Servicer and the Servicer in writing.

"Class B Additional Interest" has the meaning specified in Section 3.7(b).

"Class B Advance" has the meaning specified in Section 2.1(a).

"Class B Advance Rate" means 90.0%.

"Class B Aggregate Unused Commitment" means, at any time, an amount equal to (i) the Class B Maximum Principal Amount at such time, minus (ii) the Aggregate Class B Loan Principal at such time.

"Class B Borrowing Base Amount" means, on any date of determination (i) prior to a Class B Paydown Event, (a) the product of (I) the Outstanding Receivables Balance of all Eligible Receivables (other than any Eligible Receivables that would cause the Concentration Limits to be exceeded) and (II) the Class B Advance Rate, minus (b) the Class A Loan Principal, and (ii) following the occurrence of a Class B Paydown Event, zero.

"Class B Borrowing Base Shortfall" means, on any date of determination, the excess, if any, of (i) the Class B Loan Principal, over (ii) the Class B Borrowing Base Amount.

"Class B Deficiency Amount" has the meaning specified in Section 3.7(b).

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"Class B Fee Letter" means the letter agreement, dated as of September 8, 2021, among the Borrower and the Class B Lenders.

"Class B Initial Principal Amount" means the aggregate initial principal amount of the Class B Loans on the Closing Date, which was $43,778,000.

"Class B Lender" means a Lender with respect to a Class B Loan, as identified on Schedule I hereto.

"Class B Loan Principal" means, on any date of determination and with respect to any Class B Loan, the outstanding principal amount of such Class B Loan.

"Class B Loan Rate" means, with respect to any day, a variable rate per annum equal to the sum of (i) the Benchmark on such day (or if the Alternative Rate applies on such day pursuant to Section 3.10, the Alternative Rate), plus (ii) the Applicable Margin, plus, if applicable, (iii) (x) during the Amortization Period or if a Rapid Amortization Event has occurred (so long as an Event of Default has not occurred), 1.00%, or (y) if an Event of Default has occurred, 3.00%.

"Class B Loans" means the loans funded by the Class B Advances made by the Class B Lenders.

"Class B Maximum Principal Amount" means $~~66,666,667~~66,666,667.67.

"Class B Monthly Interest" has the meaning specified in Section 3.7(b).

"Class B Paydown Event" means the determination by a federal regulator that the Class B Loans, or any interest therein, constitute "ownership interests" in a "covered fund," each as defined in the Volcker Rule.

"Class B Purchase Option" has the meaning specified in Section 7.20(a).

"Class B Purchase Option Exercise Date" has the meaning specified in Section 7.20(a).

"Class B Purchase Option Notice" has the meaning specified in Section 7.20(a).

"Class B Purchase Option Period" has the meaning specified in Section 7.20(a).

"Class B Purchase Option Termination Date" has the meaning specified in Section 7.20(a).

"Class B Purchase Option Trigger" has the meaning specified in Section 7.20(a).

"Class B Unused Commitment" means, at any time, and with respect to any Class B Lender, an amount equal to (i) the Commitment of such Class B Lender at such time, minus (ii) the Class B Loan Principal of such Class B Lender's Class B Loan at such time; provided that, with respect to any Committed Lender with a related Bank Sponsored Lender, such

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by an Officer's Certificate of the Administrator certifying that all conditions precedent relating to such release have been complied with and (c) in connection with any removal of Takeout Receivables from the Collateral in accordance with a Permitted Takeout, release its security interest in the Takeout Assets upon (i) receipt of an Officer's Certificate of the Administrator specifying the amount of the Takeout Price with respect thereto calculated in accordance with Section 2.8(d), certifying that such Takeout Price has been deposited into the Collection Account and such release is authorized and permitted under the Transaction Documents, and specifying the respective addresses and e-mail addresses of the Lenders and the Borrower, and (ii) immediately following receipt by the Collateral Agent of the Administrator's Officer's Certificate referenced in clause (i) above, written confirmation by the Collateral Agent (which may be by email or such other method as acceptable to the Collateral Agent) to the Lenders and the Borrower (solely to the extent their respective addresses and e-mail addresses are provided to the Collateral Agent in such Officer's Certificate) that an amount equal to such Takeout Price has been deposited into the Collection Account.

SECTION 2.11 Temporary Additional Commitment. Notwithstanding anything to the contrary in this Agreement or in any other Transaction Document, solely during the Temporary Additional Commitment Period:

(a) the following terms shall have the following meanings:

"Temporary Additional Class A Loan Principal" means the portion of the Aggregate Class A Loan Principal funded in accordance with Section 2.11(c).

"Temporary Additional Commitment Amount" means $20,000,000.

"Temporary Additional Commitment Period" means the period commencing on March 25, 2022 and ending on the earlier of (i) the effective date of the first Takeout Transaction occurring on or after March 31, 2022 (after giving effect to such Takeout Transaction) and (ii) April 1, 2022.

(b) Each of (i) the "Commitment" of Goldman Sachs Bank USA, as Class A Lender, and (ii) the "Class A Maximum Principal Amount" shall be increased by the Temporary Additional Commitment Amount.

(c) With respect to any requested Advance, or portion thereof, that would cause the Aggregate Class A Loan Principal to exceed the Class A Maximum Principal Amount (without regard to the Temporary Additional Commitment Amount), such excess shall be funded by Goldman Sachs Bank USA.

(d) The amount of Class A Monthly Interest accruing on any Temporary Additional Class A Loan Principal shall be determined separately assuming clause (i) of the definition of the Class A Loan Rate with respect to such Temporary Additional Class A Loan Principal equals 0.38448% per annum, and such portion of the Class A Monthly Interest shall be payable solely to Goldman Sachs Bank USA.

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(e) To the extent any Temporary Additional Class A Loan Principal is outstanding, any payment of principal allocable to the Aggregate Additional Class A Loan Principal (including, without limitation, any Prepayments or payments in connection with a Takeout Transaction) shall be applied first to reduce the Temporary Additional Class A Loan Principal to zero before being applied to reduce the remainder of the Aggregate Class A Loan Principal.

(f) Failure by the Borrower to reduce the Temporary Additional Class A Loan Principal to zero prior to the termination of the Temporary Additional Commitment Period shall constitute an Event of Default.

ARTICLE III.

CLOSING; COLLECTIONS, ALLOCATIONS AND PAYMENTS; REPORTING

SECTION 3.1 Closing. The closing (the "Closing") of this Agreement will be held at 10:00 a.m. (New York time) on the Closing Date, at the offices of Orrick, Herrington & Sutcliffe LLP, 51 West 52nd Street, New York, NY 10019, or if the conditions to closing set forth in Article IV of this Agreement shall not have been satisfied or waived by such date, as soon as practicable after such conditions shall have been satisfied or waived, or at such other time, date and place as the parties shall agree upon.

SECTION 3.2 Transactions to be Effected at the Closing. At the Closing (a) each Class A Lender will deliver to the Borrower funds in an amount equal to such Class A Lender's Lender Percentage of the Class A Initial Principal Amount and (b) each Class B Lender will deliver to the Borrower funds in an amount equal to such Class B Lender's Lender Percentage of the Class B Initial Principal Amount.

SECTION 3.3 Rights of Lenders. Each Facility Loan shall be secured by the entire Collateral, including the right to receive the Collections and other amounts at the times and in the amounts specified in this Article III to be deposited in the Trust Accounts or to be paid to the Lenders. In no event shall the grant of a security interest in the entire Collateral be deemed to entitle any Lender to receive Collections or other proceeds of the Collateral in excess of the amounts to be applied pursuant to Article III.

SECTION 3.4 Collection of Money. Except as otherwise expressly provided herein, the Collateral Agent may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Collateral Agent pursuant to this Agreement. The Collateral Agent shall apply all such money received by it as provided in this Agreement. Except as otherwise expressly provided in this Agreement, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Collateral, the Collateral Agent may, but shall not be obligated to, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Agreement and any right to proceed thereafter as provided in Article VII.

56

4162-7308-5238.14162-7308-5238.5

SCHEDULE I

LENDERS AND COMMITMENTS

Committed Class A Lender	Commitment	Related Bank Sponsored Lender
Goldman Sachs Bank USA	~~$160,000,000~~$160,000,000.00	N/A
Jefferies Funding LLC	~~$53,333,333~~$53,333,333.33	N/A
JPMorgan Chase Bank, N.A.	~~$160,000,000~~$160,000,000.00	Chariot Funding LLC
Morgan Stanley Bank, N.A.	~~$160,000,000~~$160,000,000.00	N/A
TOTAL	~~$533,333,333~~$533,333,333.33	

Committed Class B Lender	Commitment	Related Bank Sponsored Lender
Jefferies Funding LLC	~~$66,666,667~~$66,666,667.67	N/A
TOTAL	~~$66,666,667~~$66,666,667.67	

Schedule I- 1

~~4162-7308-5238.1~~4162-7308-5238.5

SCHEDULE II

Conformed Copy of Amended Loan Agreement

4152-4364-6006.3